Exhibit 1.A(9)(b)(iii)

                             PARTICIPATION AGREEMENT

            THIS AGREEMENT is hereby entered into this 1st day of May 1995 by and among THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. ("GIAC"), a Delaware life insurance company, for itself and on behalf of certain of its separate accounts set forth on Schedule A hereto, as such Schedule may be amended from time to time (the "Separate Accounts"); GUARDIAN INVESTOR SERVICES CORPORATION ("GISC"), a New York corporation; GABELLI CAPITAL SERIES FUNDS, INC. ("GCSF"), a Maryland corporation, for itself and on behalf of its series fund, GABELLI CAPITAL ASSET FUND (the "Fund"); GABELLI FUNDS, INC. ("GFI"), a New York corporation; and GABELLI & COMPANY, INC. ("G&C") a New York corporation.

                                   WITNESSETH:

            WHEREAS, GIAC has established the Separate Accounts under the Delaware Insurance Code in connection with certain variable annuity and variable life insurance contracts (the "Contracts") offered to the public by GIAC and, if required, has registered the Separate Accounts as unit investment trusts under the Investment Company Act of 1940 (the "1940 Act") to serve as investment vehicles for the Contracts; and

            WHEREAS, GIAC has, if required, registered the Contracts under the Securities Act of 1933, as amended (the "1933 Act"); and

            WHEREAS, the Contracts generally provide for the allocation of net amounts received by GIAC, at the election of the owners of the Contracts, to separate subaccounts of the Separate


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Accounts for investment in various allocation options that are available through the Separate Accounts; and

            WHEREAS, the parties hereto desire that GCSF be registered as an open-end diversified, management investment company under the 1940 Act and that the shares of the Fund be registered under the 1933 Act and be made available as an allocation option offered to GIAC on behalf of the Separate Accounts in connection with the Contracts; and

            WHEREAS, to the extent permitted by applicable insurance laws and regulations, GIAC intends to purchase Fund shares on behalf of the Separate Accounts to fund the Contracts; and

            WHEREAS, the parties desire that GISC serve as the manager of the Fund and that GFI serve as the investment adviser of the Fund; and

            WHEREAS, the parties desire that G&C serve as underwriter of Fund shares with the authority to sell Fund shares to the Separate Accounts at net asset value;

            NOW, THEREFORE, in consideration of the foregoing and of the mutual representations, covenants and conditions set forth herein, the parties hereto hereby agree as follows:

      Section 1. The Fund

      1(a). GCSF is registered as an open-end diversified management investment company under the 1940 Act. GCSF has been


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organized as a series fund and has designated the Fund as the initial series of
GCSF.

      1(b). G&C will organize the Fund with investment objectives, diversification policies, investment philosophies and policies and significant investment techniques substantially similar to the existing fund known as "The Gabelli Asset Fund" or as otherwise agreed upon by the parties hereto. G&C will use commercially reasonable efforts to register the shares of the Fund under the 1933 Act. The parties hereto agree that additional series of GCSF may be established and their shares registered from time to time in the future with the consent of all the parties hereto.

      1(c). Subject to the approval of the Board of Directors of GCSF (the "Board") and the shareholders of the Fund as required under the 1940 Act, GISC shall act as manager of the Fund pursuant to a Management Agreement which will provide for the payment to GISC of a management fee at an annual rate of 1.0% of the average daily net assets of the Fund and will further provide for the retention of an investment adviser. Subject to the approval of the Board and the shareholders of the Fund as required under the 1940 Act, GFI shall act as investment adviser of the Fund pursuant to an Investment Advisory Agreement among GCSF, GISC and GFI which will provide for the payment to GFI by GISC of an investment advisory fee at an annual rate of .75% of the average daily net assets of the Fund.


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      1(d). GFI shall designate Mario J. Gabelli to be primarily responsible for the day-to-day portfolio management of the Fund. GFI shall make Mr. Gabelli available to participate in a "roll-out" promotional meeting for broker-dealer sellers of the Contracts to be held in New York City on or around the time Fund shares are first made available under the Contracts. GFI shall use commercially reasonable efforts to make Mr. Gabelli available, either in person or by conference call, for such additional "rollout" meetings to be held in other parts of the United States as GIAC shall reasonably request.

      1(e). GIAC agrees to make a seed money investment into the Fund in the amount of at least $100,000 before GCSF's registration statement under the 1933 Act and 1940 Act becomes effective. Aside from this seed money investment, Fund shares shall be offered and sold exclusively to GIAC on behalf of the Separate Accounts. No shares of the Fund will be offered or sold to the general public. In addition, for a two year period (the "Restricted Period") beginning with the date Fund shares are first offered to the owners of the Contracts, neither G&C, GFI nor any of their affiliates shall organize or negotiate to organize, own more than a 5% interest in or provide investment advice (whether as investment manager, sub-investment manager or as a consultant) to any investment company or other pooled entity which is (i) substantially similar to the Fund with respect to investment objectives, diversification policies, investment philosophies and


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

policies and significant investment techniques and (ii) offered as an investment option under a variable life or variable annuity contract issued by a company that is not affiliated with GIAC. Subject to the written consent of the parties hereto, the Restricted Period shall be renewed for additional periods of two years each. The failure by any party to consent to a renewal of the Restricted Period will not, in and of itself, cause the termination of either this Agreement or the activities of the parties pursuant hereto.

      1(f). GIAC shall have the right to nominate for election one member of the Board of the Fund.

      1(g). GCSF agrees to make Fund shares indefinitely available to be purchased by GIAC on behalf of the Separate Accounts at the net asset value applicable to each order on those days on which the Fund calculates its net asset value pursuant to the rules of the Securities and Exchange Commission ("SEC"). Fund shares shall be purchased and redeemed in such quantities and at such times determined by GIAC on behalf of its Separate Accounts as necessary to meet the requirements of the Contracts. GIAC agrees that purchases and redemptions of Fund shares offered by the then current prospectus of the Fund shall be made in accordance with the provisions of such prospectus. The Fund shall use reasonable efforts to calculate such net asset value on each day on which the New York Stock Exchange is open for trading and the Fund is offering for sale and/or redeeming its shares.


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

Notwithstanding the foregoing, the Board may refuse to sell shares of the Fund to any person, or suspend or terminate the offering of shares of the Fund if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of the Fund, or may suspend the redemption of shares under the circumstances described in the Fund's prospectus.

      1(h). GCSF agrees on behalf of the Fund to redeem for cash, on GIAC's request, any full or fractional shares of the Fund held by GIAC on behalf of the Separate Accounts, executing such requests at the net asset value next computed after receipt by the Fund or its designee of the request for redemption.

      1(i). GCSF hereby appoints GIAC as agent of the Fund for the limited purpose of accepting purchase and redemption orders for Fund shares from the Separate Accounts, based on allocations of net amounts to subaccounts of the Separate Accounts relating to the Fund and other transactions relating to the Contracts or the Separate Accounts. Subject to the last sentence of Section 1(g), all such orders for Fund shares and requests for other Contract transactions which are received in complete and satisfactory form by GIAC from Contractowners prior to the close of trading each day that the New York Stock Exchange (the "Exchange") is open and on which the Fund has calculated its net asset value (each such day,


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

a "business day") will be executed by the Fund at the net asset value for such shares determined as of the earlier of the close of business of the Exchange or 4:00 p.m., Eastern time, on such business day. Subject to the last sentence of Section l(g), any orders for Fund shares for the Separate Accounts, based on premium payments or Contractowner transaction requests which are received on such day but after the close of the Exchange, will be executed by the Fund at the net asset value determined as of the earlier of the close of business of the Exchange or 4:00 p.m., Eastern time, on the next business day following the day of receipt of such order.

      1(j). GCSF will use commercially reasonable efforts to provide GIAC with the closing net asset value and income, dividend and capital gain distribution information for the Fund, as of the close of the Exchange each business day, by 6:00 p.m. Eastern time on such day. GIAC will send directly to the Fund or its specified agent orders to purchase and/or redeem Fund shares on the basis of such closing net asset value by 10:00 a.m. Eastern time the following business day. Payment for purchases of Fund shares (net of proceeds payable on contemporaneous redemptions of Fund shares) will be wired by GIAC by 11:00 a.m. Eastern time on such business day to a custodial account designated by the Fund for such purpose. Issuance and transfer of the Fund's shares will be by book entry only and Fund shares will be recorded in an appropriate title for each Separate Account or appropriate subaccount of each

Separate Account. GIAC hereby elects to receive all income, dividends and capital gain distributions as are payable on the Fund shares in the form of additional shares of the Fund.

      1(k). Payment for net redemptions of shares of the Fund will be wired by GCSF, from the Fund's custodial account to an account designated by GIAC in writing, on the next business day after GIAC transmits the redemption order to the Fund.

      Section 2. Expenses and Administration

      2(a). GIAC shall advance all costs in connection with the organization of the Fund including legal and auditing fees, registration fees and printing costs of the registration statement and other documents necessary for the registration process. The Fund shall reimburse GIAC for such costs when the Fund's total assets exceed $50,000,000 or when the Fund has completed one year of operations, whichever is sooner.

      2(b). All expenses incident to performance by the Fund under this Agreement shall be paid by the Fund. The Fund shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal and state law prior to their sale. The Fund shall bear the expenses for the cost of registration and qualification of the Fund's shares, preparation and filing of the Fund's prospectus, registration statement, proxy materials and reports, setting in type the Fund prospectus, setting in type and printing the Fund's registration statement, proxy materials and reports to shareholders, the preparation of all statements and notices required by any federal or state law, all taxes on the issuance or transfer of the Fund's shares and any expenses permitted to be paid or assumed by the Fund pursuant to a plan, if any, under Rule 12b-1 under the 1940 Act. The Fund, at its expense, shall provide GIAC with copies of its proxy statements, reports to shareholders and other communications to shareholders in such quantity as GIAC shall reasonably require for distributing to Contractowners. GIAC shall bear the expense of any copies of such statements, reports or communications which the Fund provides to GIAC at GIAC's request in excess of such requirements. GIAC shall bear the expenses of distributing the printed copies of the Fund's proxy materials and reports to Contractowners.

      2(c). Except as set forth below, GIAC shall bear the expenses of (i) printing such copies of the Fund's prospectus as it shall require for existing and prospective Contractowners and (ii) distributing the printed copies of the Fund's prospectus to existing and prospective Contractowners. Notwithstanding the previous sentence, G&C shall bear the expenses, at cost, of printing and distributing all sales kits for the Contracts (consisting, among other items, of prospectuses for the Contracts and the variable investment options offered under the Contracts) which are used by G&C or its affiliates in their activities, related to selling the Contracts.


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

      2(d). Except as set forth in Sections 2(b) and 2(c) above, GIAC shall bear all expenses related to the design, development, production and printing of all marketing materials related to the Contracts and the Fund, including the design and development of all marketing materials relating to the Contracts specifically for use by G&C, and shall make all such materials available to G&C and its affiliates for their marketing activities relating to the Contracts.

      2(e). Administrative services for the Separate Accounts or for Contractowners are the responsibility of GIAC and shall not be the responsibility of GCSF, the Fund, G&C, GFI or their affiliates. Administrative services for the Fund and for purchasers of Fund shares are the responsibility of GFI and the Fund and their affiliates.

      2(f). GCSF, G&C and GFI shall pay no fee or other compensation to GIAC under this Agreement, except that if the Fund adopts and implements a plan pursuant to Rule 12b-1 under the 1940 Act to finance distribution expenses, then the Fund may make payments to GIAC, as permitted under applicable law and pursuant to such plan.

      Section 3. Representations and Warranties

      3(a). GIAC represents and warrants that, if required, the Contracts are or will be registered under the 1933 Act; that the Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws; and


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that the sale of the Contracts shall comply in all material respects with state insurance law requirements. GIAC further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Separate Account under the Delaware Insurance Code and has registered or, prior to any issuance or sale of the Contracts, will register each Separate Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts.

      3(b). G&C and GCSF represent and warrant that Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with all applicable federal and state securities laws and that GCSF is and shall remain registered under the 1940 Act so long as Fund shares are sold. GCSF shall amend the registration statement for Fund shares under the 1933 Act and the 1940 Act from time to time as required in order to permit the continuous offering of its shares.

      3(c). To the extent feasible and consistent with market conditions, the Fund will adjust its investment objectives, diversification policies, investment policies, investment restrictions, fees and expenses and investments to comply with applicable insurance laws or regulations of the various states, upon written notice from GISC or GIAC of any such requirements.


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

      3(d). GFI and GCSF represent and warrant that the Fund will make every reasonable effort to qualify as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain such qualification (under Subchapter M or any successor or similar provision), and that GFI or GCSF will notify GIAC and GISC immediately upon having a reasonable basis for believing that the Fund has ceased to so qualify or that the Fund might not so qualify in the future.

      3(e). The Fund will at all times comply with Section 817(h) of the Code and all regulations issued thereunder so that the Contracts will be treated as variable contracts under the Code. GFI or GCSF will notify GIAC immediately upon having a reasonable basis for believing that the Fund has ceased to so comply or that the Fund might not so qualify in the future. In the event of a breach of this subsection by the Fund, GCSF will take all reasonable steps to adequately diversify the Fund within the grace periods provided by code regulations. To the extent feasible, the Fund will also adjust its investments to comply with such other provisions of the Code and regulations issued thereunder as necessary to ensure that the contracts will be treated as variable contracts under the Code, upon written notice from GISC or GIAC of any such requirements.

      3(f). GISC represents and warrants that it is registered as an investment adviser with the SEC under the Investment


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Advisers Act of 1940. GISC has supplied GCSF, GFI and G&C with a true, complete and correct copy of its current Form ADV and verifies the accuracy in all material respects of all statements made therein. GISC represents and warrants that it shall remain duly registered in all material respects under all applicable federal and state securities laws as required to perform its obligations under this Agreement.

      3(g). G&C represents and warrants that it is a member in good standing of the National Association of Securities Dealers, Inc. ("NASD") and is registered as a broker-dealer with the SEC. G&C further represents that it will sell and distribute the Fund shares in accordance with all applicable state and federal securities laws. G&C has supplied GIAC and GCSF with a true, complete and correct copy of its current Form BD and verifies the accuracy in all material respects of all statements made therein. G&C represents and warrants that it shall remain duly registered in all material respects under all applicable federal and state securities laws as required to perform its obligations under this Agreement.

      3(h). GFI represents and warrants that it is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. GFI has supplied the GIAC and GCSF with a true, complete and correct copy of its current Form ADV and verifies the accuracy in all material respects of all statements made therein. GFI represents and warrants that it shall remain


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

duly registered in all material respects under all applicable federal and state securities laws as required to perform its obligations under this Agreement.

      3(i). Each party to this Agreement represents and warrants that it is not aware of any pending or threatened litigation matter or claim or regulatory proceeding, investigation or inquiry, involving such party or any of its affiliates, the outcome of which could have a material adverse effect on this Agreement or the transactions contemplated hereunder.

      Section 4. Sales Materials; Filed Documents

      4(a). GIAC shall furnish GCSF and G&C with a copy of each piece of sales literature or other promotional material in which the Fund is named, including "broker use only" pieces, for review at least five (5) business days before any such piece is either submitted to the SEC or NASD for review or used. GCSF and G&C agree to review any pieces submitted by GIAC on a prompt and timely basis.

      4(b). GIAC shall not give any information or make any representations or statements concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Fund shares or in shareholder reports or proxy statements for the Fund, or in sales literature or other promotional materials which have been approved by GCSF or G&C or submitted for review without objection pursuant to Section 4(a).


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

      4(c). GCSF or G&C shall furnish to GIAC and GISC each piece of sales literature or other promotional material in which GIAC, GISC, the Contracts, the Separate Accounts or the Fund are named, including "broker use only" pieces, for review by such parties at least five (5) business days before any such piece is either submitted to the SEC or NASD for review or used. GIAC and GISC agree to review any pieces submitted pursuant to this section on a prompt and timely basis.

      4(d). GCSF and G&C shall not give any information or make any representations concerning GIAC, GISC, the Contracts, the Separate Accounts or the Fund, other than the information or representations contained in the registration statement or prospectuses for the applicable Contract or the Fund, any proxy statement or reports to shareholders of the Fund or in reports for the Separate Accounts which are approved by GIAC for distribution to Contractowners or in sales literature or other promotional material which have been approved by GIAC or GISC or submitted for review without objection pursuant to Section 4(c).

      4(e). GCSF will provide to GIAC at least one complete copy of all registration statements, prospectuses, statements of additional information, annual and semi-annual reports, proxy statements, no-action letters, exemptive applications and all amendments or supplements to any of the above that relate to the Fund promptly after the filing of such document with the SEC or other regulatory authorities. GIAC will provide to G&C at least


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

one complete copy of all registration statements, prospectuses, statements of additional information, annual and semi-annual reports, proxy statements, no-action letters, exemptive applications and all amendments or supplements to any of the above that relate to the Separate Accounts promptly after the filing of such document with the SEC or other regulatory authorities.

      Section 5. Voting

      5(a). If and to the extent required by law and so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contractowners, GIAC shall, in connection with any Fund shareholder meeting, (i) solicit voting instructions from Contractowners; (ii) vote Fund shares in accordance with instructions received from Contractowners; and (iii) vote Fund shares for which no instructions have been received in the same proportion as Fund shares for which instructions have been received. GIAC reserves the right to vote Fund shares held in any Separate Account in its own right, to the extent permitted by law.

      5(b). GCSF agrees that the Fund will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular that the Fund will either provide for annual meetings or take steps to comply with Section 16 of the 1940 Act. Further, GCSF agrees that the Fund will act in accordance with the SEC's interpretation of the requirements of Section 16(a) with


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

respect to periodic elections of directors and with whatever rules the SEC may promulgate with respect thereto.

      Section 6. Indemnification

      6(a). Indemnification By GIAC

            GIAC agrees to indemnify and hold harmless GCSF, GFI and G&C and each of such parties, directors, officers, employees or agents and each person, if 'any, who controls or is associated with GCSF, GFI or G&C within the meaning of such terms under the federal securities laws (collectively, the "indemnified parties" for purposes of this Section 6(a)) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of GIAC) or litigation (including legal and other expenses), to which the indemnified parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares and:

      (i) arise out of or are based upon untrue statements or alleged untrue statements of any material fact contained in the registration statement or prospectus for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made; provided that this agreement to indemnify shall not apply as to any indemnified party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity


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

            with information furnished in writing to GIAC by or on behalf of G&C, GFI or GCSF expressly for use in the registration statement or prospectus for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

      (ii) arise out of or as a result of statements or representations by or on behalf of GIAC (other than statements or representations contained in the Contract or Fund registration. statement, the Contract or Fund prospectus or sales literature for the Contracts or the Fund not supplied by GIAC or persons under its control or not submitted for review without objection or approved for use by GIAC pursuant to Section 4 hereof) or wrongful conduct of GIAC or persons under its control, with respect to the sale or distribution of the Contracts or Fund shares; or

      (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, if such a statement or omission was made in reliance upon and in conformity with information furnished to the Fund by or on behalf of GIAC; or

      (iv) arise as a result of any failure by GIAC to provide the services and furnish the materials or to make any payments under the terms of this Agreement; or

      (v) arise out of any material breach of any representation or warranty made by GIAC in this Agreement or arise out of or result from any other material breach by GIAC of this Agreement;

except to the extent provided in the next paragraph. This indemnification shall be in addition to any liability which GIAC may otherwise have.

            GIAC shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an indemnified party would otherwise be subject by reason of (i) willful misfeasance, bad faith, or gross negligence by the indemnified party in the performance of its duties or by reason of its reckless disregard of obligations or duties under this Agreement; (ii) the use of sales literature or other promotional materials which have not been approved for use by GIAC or submitted for review without objection pursuant to Section 4 hereof; or (iii) wrongful conduct by directors, officers, employees or agents of GCSF, G&C, GFI or any affiliated seller of the Contracts with respect to the sale or distribution of the Contracts or Fund shares.

            The indemnified parties will promptly notify GIAC of the commencement of any litigation or proceedings against GIAC in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Fund, or otherwise related to this Agreement.

      6(b). Indemnification By GISC

            GISC agrees to indemnify and hold harmless GCSF, GFI and G&C and each of such parties, directors, officers, employees or agents and each person, if any, who controls or is associated with GCSF, GFI or G&C within the meaning of such terms under the federal securities laws (collectively, the "indemnified parties" for purposes of this Section 6(b)) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of GISC) or litigation (including legal and other expenses), to which the indemnified parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares and:

      (i) arise out of or are based upon untrue statements or alleged untrue statements of any material fact contained in the registration statement or prospectus for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to GIAC by or on behalf of GISC expressly for use in the registration statement or prospectus for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

      (ii) arise out of or as a result of statements or representations by or on behalf of GISC (other than statements or representations contained in the Contract or Fund registration statement, the Contract or Fund prospectus or sales literature for the Contracts or the Fund not supplied by GISC or persons under its control or not submitted for review without objection or approved for use by GISC pursuant to Section 4 hereof) or wrongful conduct of GISC or persons under its control, with respect to the sale or distribution of the Contracts or Fund shares; or

      (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, if such a statement or omission was made in reliance upon and in conformity with information furnished to the Fund by or on behalf of GISC; or

      (iv) arise as a result of any failure by GISC to provide the services and furnish the materials or to make any payments under the terms of this Agreement; or

      (v) arise out of any material breach of any representation or warranty made by GISC in this Agreement or arise out of or result from any other material breach by GISC of this Agreement;

except to the extent provided in the next paragraph. This indemnification shall be in addition to any liability which GISC may otherwise have.

            GISC shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an indemnified party would otherwise be subject by reason of (i) willful misfeasance, bad faith, or gross negligence by the indemnified party in the performance of its duties or by reason of its reckless disregard of obligations or duties under this Agreement; (ii) the use of sales literature or other promotional materials which have not been approved for use by GISC or submitted for review without objection pursuant to Section 4 hereof; or (iii) wrongful conduct by directors, officers, employees or agents of GCSF, G&C, GFI or any affiliated seller of the Contracts with respect to the sale or distribution of the Contracts or Fund shares.

            The indemnified parties will promptly notify GISC of the commencement of any litigation or proceedings against GISC in connection with the issuance or sale of the Fund shares or the

Contracts or the operation of the Fund, or otherwise related to this Agreement.

      6(c). Indemnification By GCSF

            GCSF agrees to indemnify and hold harmless GIAC, GISC and each of their directors, officers, employees or agents and each person, if any, who controls or is associated with GIAC or GISC within the meaning of such terms under the federal Securities laws (collectively, the "indemnified parties" for the purpose of this Section 6(c)) against any and all losses, claims, damages or liabilities (including amounts paid in settlement with the written consent of GCSF) or litigation (including legal and other expenses) to which they are or any of them may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expense (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares and:

      (i) arise out of or are based upon untrue statements or alleged untrue statements of any material fact contained in the registration statement or prospectus for the Fund or sales literature of the Fund (or any amendment or supplement thereto), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made; provided that this agreement to indemnify shall not apply if such statement or omission or alleged statement or alleged omission was made in reliance upon and in conformity with information furnished in writing to GCSF by or on behalf of GIAC, GISC, GFI or G&C expressly for use in the registration statement or prospectus for the Fund or sales literature for the Fund (or any amendment or supplement thereto) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

      (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the Contracts or the Contract or Fund registration statement, or the Contract or Fund prospectus or sales literature for the Contract or the Fund not supplied by GCSF or persons under its control or not submitted for review without objection or approved for use by GCSF) or wrongful conduct of GCSF or persons under its control, with respect to the sale or distribution of the Contracts or Fund shares; or

      (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus or sales literature covering the Contracts (or any amendment thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, if such a statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of GCSF or the Fund to GIAC or GISC expressly for use in the registration statement or sales literature covering the Contract; or

      (iv) arise as a result of any failure by GCSF or the Fund to provide the services and furnish the materials under the terms of this Agreement; or

      (v) arise out of any material breach of any representation or warranty made by GCSF or the Fund in this Agreement or arise out of or result from any other material breach by GCSF or the Fund of this Agreement;

except to the extent provided in the next paragraph. This indemnification shall be in addition to any liability which the Fund may otherwise have.

            GCSF and the Fund shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an indemnified party would otherwise be subject by reason of (i) willful misfeasance, bad faith, or gross negligence by the indemnified party in the performance of the indemnified party's duties or by reason of the indemnified party's reckless disregard of obligations or duties under this Agreement or to GIAC, GISC or the Separate Accounts; (ii) the use of sales literature or other promotional materials relating to the Fund which have not been submitted for review without objection or approved for use by GCSF or the Fund pursuant to Section 4 hereof; or (iii) wrongful conduct by directors, officers, employees or agents of GIAC, GISC or any affiliated seller of the Contracts with respect to the sale or distribution of the Contracts or Fund shares.

            The indemnified parties will promptly notify GCSF and the Fund of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Fund.

      6(d). Indemnification By GFI

            GFI agrees to indemnify and hold harmless GIAC, GISC and each of their directors, officers, employees or agents and each person, if any, who controls or is associated with GIAC or GISC within the meaning of such terms under the federal securities laws (collectively, the "indemnified parties" for the purpose of this Section 6(d)) against any and all losses, claims, damages or liabilities (including amounts paid in settlement with the written consent of GFI) or litigation (including legal and other expenses) to which they are or any of them may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expense (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares and:

      (i) arise out of or are based upon untrue statements or alleged untrue statements of any material fact contained in the registration statement or prospectus for the Fund or sales literature of the Fund (or any amendment or supplement thereto), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, if such statement or omission or alleged statement or alleged omission was made in reliance upon and in conformity with information furnished in writing to GCSF by or on behalf of GFI expressly for use in the registration statement or prospectus for the Fund or sales literature for the Fund (or any amendment or supplement thereto) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

      (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the Contracts or the Contract or Fund registration statement, or the Contract or Fund prospectus or sales literature for the Contract or the Fund not supplied by GFI or persons under its control or not submitted for review without objection or approved for use by GFI) or wrongful conduct of GFI or persons under its control, with respect to the sale or distribution of the Contracts or Fund shares; or

      (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus or sales literature covering the Contracts (or any amendment thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, if such a statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of GFI to GIAC or GISC expressly for use in the registration statement or sales literature covering the Contract; or

      (iv) arise as a result of any failure by GFI to provide the services and furnish the materials under the terms of this Agreement; or

      (v) arise out of any material breach of any representation or warranty made by GFI in this Agreement or arise out of or result from any other material breach by GFI of this Agreement;

except to the extent provided in the next paragraph. This indemnification shall be in addition to any liability which the Fund may otherwise have.

            GFI shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an indemnified party would otherwise be subject by reason of (i) willful misfeasance, bad faith, or gross negligence by the indemnified party in the performance of the indemnified party's duties or by reason of the indemnified party's reckless disregard of obligations or duties under this Agreement or to GIAC, GISC or the Separate Accounts; (ii) the use of sales literature or other promotional materials relating to GFI which have not been submitted for review without objection or approved for use by GFI pursuant to Section 4 hereof; or
(iii) wrongful conduct by directors, officers, employees or agents of GIAC, GISC or any affiliated seller of the Contracts with respect to the sale or distribution of the Contracts or Fund shares.

            The indemnified parties will promptly notify GFI of the commencement of any litigation or proceedings against GFI in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Fund.

      6(e). Indemnification By G&C

            G&C agrees to indemnify and hold harmless GIAC, GISC and each of their directors, officers, employees or agents and each person, if any, who controls or is associated with GIAC or GISC within the meaning of such terms under the federal securities laws (collectively, the "indemnified parties" for the purpose of this Section 6(e)) against any and all losses, claims, damages or liabilities (including amounts paid in settlement with the written consent of G&C) or litigation (including legal and other expenses) to which they are or any of them may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expense (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares and:

      (i) arise out of or are based upon untrue statements or alleged untrue statements of any material fact contained in the registration statement or prospectus for the Fund or sales literature of the Fund (or any amendment or supplement thereto), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to-make the statements therein not misleading in light of the circumstances in which they were made, if such statement or omission or alleged statement or alleged omission was made in reliance upon and in conformity with information furnished in writing to GCSF by or on behalf of G&C expressly for use in the registration statement or prospectus for the Fund or sales literature for the Fund (or any amendment or supplement thereto) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

      (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the Contracts or the Contract or Fund registration statement, or the Contract or Fund prospectus or sales literature for the Contract or the Fund not supplied by G&C or persons under its control or not submitted for review without objection or approved for use by G&C) or wrongful conduct of G&C or persons under its control, with respect to the Bale or distribution of the Contracts or Fund shares; or

      (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus or sales literature covering the Contracts (or any amendment thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, if such a statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of G&C to GIAC or GISC expressly for use in the registration statement or sales literature covering the Contract; or

      (iv) arise as a result of any failure by G&C to provide the services and furnish the materials under the terms of this Agreement; or

      (v) arise out of any material breach of any representation or warranty made by G&C in this Agreement or arise out of or result from any other material breach by G&C of this Agreement;

except to the extent provided in the next paragraph. This indemnification shall be in addition to any liability which the Fund may otherwise have.

            G&C shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an indemnified party would otherwise be subject by reason of (i) willful misfeasance, bad faith, or gross negligence by the indemnified party in the performance of the indemnified party's duties or by reason of the indemnified party's reckless disregard of obligations or duties under this Agreement or to GIAC, GISC or the Separate Accounts; (ii) the use of sales literature or other promotional materials relating to G&C which have not been submitted for review without objection or approved for use by G&C pursuant to Section 4 hereof; or
(iii) wrongful conduct by directors, officers, employees or agents of GIAC, GISC or any affiliated seller of the Contracts with respect to the sale or distribution of the Contracts or Fund shares.

            The indemnified parties will promptly notify G&C of the commencement of any litigation or proceedings against it in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Fund.

      6(f). Promptly after receipt by an indemnified party under this Section 6 of commencement of action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this section, notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this section. In case Any such action is brought against any indemnified party, and it notified the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, assume the defense thereof, with counsel satisfactory to such indemnified party. After notice from the indemnifying party of its intention to assume the defense of an action, the indemnified party shall bear the expenses of any additional counsel obtained by it, and the indemnifying party shall not be liable to such indemnified party under this section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

      6(g). Each of the parties agrees promptly to notify the other parties of the commencement of any litigation or proceeding against it or any of its respective officers, directors, trustees, employees or control person (as defined in the federal securities laws) in connection with the Agreement, the issuance or sale of the Contracts, the operation of the Separate Accounts, or the sale or acquisition of Fund shares.

      6(h). A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained in this Section. The indemnification provisions contained in this Section shall survive any termination of this Agreement.

      Section 7. Potential Conflicts

      7(a). In accordance with the conditions set forth in an exemptive application pursuant to which the SEC has granted exemptive relief to permit "mixed" funding for GIAC and the Separate Accounts (the "Order"), GCSF and the Fund agree that the Board, constituted with a majority of persons who are not "interested persons" of the Fund as defined in the 1940 Act ("disinterested directors"), will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the variable annuity Contractowners and the variable life Contractowners of all Separate Accounts investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of the Fund are being managed; (e) a difference in voting instructions given by the owners of variable annuity contracts and variable life insurance contracts; or (f) a decision by an insurer to disregard the voting instructions of Contractowners. The Board shall promptly inform GIAC if it determines that an irreconcilable material conflict exists and the implications thereof.

      7(b). GIAC will report any potential or existing conflicts of which it is aware to the Board. GIAC will assist the Board in carrying out its responsibilities under the Order, by providing the Board will all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by GIAC to inform the Board whenever Contractowner voting instructions are disregarded.

      7(c). If it is determined by a majority of the Board, or a majority of its disinterested directors or by GIAC, on behalf of the Separate Accounts, that a material irreconcilable conflict exists, GIAC shall, at its expense and to the extent reasonably practicable (as determined by a majority of the disinterested directors), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1) establishing a new registered management investment company or managed separate account; (2) withdrawing the assets allocable to some or all of the Separate Accounts from the Fund and reinvesting such assets in a different investment medium, including (but not limited to) another series of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected Contractowners and, as appropriate, segregating the assets of the appropriate group (i.e., variable annuity Contractowners or variable life insurance Contractowners) that votes in favor of such segregation, or offering to the affected Contractowners the option of making such a change.

      7(d). A majority of the disinterested directors shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund be required to establish a new funding medium for the Contracts. GIAC shall not be required by subsection (c) above to establish a new funding medium for Contracts if any offer to do so has been declined by vote of a majority of Contractowners materially adversely affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action does not adequately remedy an irreconcilable material conflict, then GIAC will withdraw from investment in the Fund the interests of each of the Separate Accounts designated by the disinterested directors provided, however, that such withdrawal shall be limited to the extent required to remedy any such material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

      7(e). If and to the extent that Rule 6e-2 and Rule 6e3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed funding on terms and conditions materially different from those contained in the Order, then (a) the Fund and/or GIAC, as appropriate, shall take such steps as may be necessary to comply with such amended or adopted rules, to the extent such rules are applicable and (b) Sections 5 and 7 of the Agreement shall continue in effect only to the extent that terms and conditions substantially identical to the provisions of such Sections are contained in such amended or adopted Rules.

      Section 8. Applicable Law

      8(a). This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Delaware.

      8(b). This Agreement shall be subject to the provisions of the federal securities laws, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant (including, but not limited to, the Order) and the terms hereof shall be interpreted and construed in accordance therewith.

      Section 9. Termination

      9(a). This Agreement shall terminate:

            (i) after the expiration of the initial Restricted Period described in Section 1(e), at the option of any party, with or without cause, upon one-year's advance written notice to the other parties; or

            (ii) at the option of GIAC, if GIAC reasonably determines in good faith that shares of the Fund are not registered, issued or sold in accordance with applicable federal or state law in such a way as to be reasonably available to meet the requirements of the Contracts, or if GIAC reasonably determines in good faith that it is no longer appropriate, in the best interests of Contractowners or consistent with the purpose of the Contracts, to continue to offer the Fund as a funding vehicle or investment option under the Contracts. Without limiting the generality of the foregoing, shares of the Fund would no longer be considered an appropriate funding vehicle if, for example, the Fund did not meet the diversification or other requirements specified to in Section 1 of this Agreement or if any applicable state insurance law prohibits the use of Fund shares as an underlying allocation option under the Contracts. Modest performance results shall not be considered as proper cause for GIAC to terminate this Agreement pursuant to this subsection.

            (iii) at the option of G&C, GCSF or the Fund, upon institution of formal proceedings against GIAC or GISC by the NASD, the SEC, any state securities or insurance department or any other regulatory body regarding GIAC's duties under this Agreement or related to the sale of the Contracts, the operation of the Separate Accounts, or the purchase of Fund shares; or

            (iv) at the option of GIAC, upon institution of formal proceedings against G&C, GCSF, the Fund or any of their affiliates by the NASD, the SEC, or any state securities or insurance departments or any other regulatory body, which, if determined adversely to such party, would have a material adverse effect on its ability to perform this Agreement; or

            (v) at the option of GIAC or GCSF, upon receipt of any necessary regulatory approvals and/or the vote of the Contractowners to substitute the shares of another investment company for the corresponding shares of the Fund in accordance with the terms of the Contracts for which such shares had been selected to serve as the underlying investment media. GIAC will give 30 days prior written notice to G&C, GCSF and the Fund of the date of any proposed vote or other action taken to replace the Fund's shares; or

            (vi) at the option of GIAC or GCSF, upon a determination by a majority of the Board, or a majority of the disinterested directors, that an irreconcilable material conflict exists among the interests of all Contractowners of variable insurance products of all Separate Accounts; or

            (vii) at the option of (i) GIAC or GISC, upon termination of the Investment Management Agreement between GCSF (on behalf of the Fund) and GISC or
(ii) GIAC, GISC, G&C or GCSF, upon termination of the Sub-Investment Management Agreement between GISC and GFI, provided, however, that this subsection shall not be deemed to apply if contemporaneously with any such termination a new contract having the same parties and substantially similar terms is entered into; or

            (viii) at the option of GIAC, if Mario J. Gabelli is no longer performing the duties of day-to-day portfolio management for the Fund; or

            (ix) at the option of GIAC, if the Fund ceases to qualify as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, or under any successor or similar provision, or if GIAC reasonably believes that the Fund may fail to so qualify; or

            (x) at the option of GIAC, if the Fund fails to meet the diversification requirements specified in this Agreement; or (xi) at the option of any party to this Agreement, upon another party's breach of any material provision of this Agreement.

      9(b). Except as necessary to implement Contractowner initiated transactions, or as required by state insurance laws or regulations, GIAC shall not redeem the Fund shares attributable to the Contracts and GIAC shall not prevent Contractowners from allocating payments to the Fund until sixty (60) days after GIAC shall have notified GCAF of its intention to do so.

      9(c). Notwithstanding any termination of this Agreement, GCSF shall, at the option of GIAC, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (the "Existing Contracts"), except as otherwise provided under Section 5 of this Agreement, for a reasonable period of time not to exceed one year after the date of notice of termination, in order to permit GIAC to obtain all regulatory and/or Contractowner approvals deemed appropriate to transfer Contractowner monies from the Fund to another allocation option available under the applicable Contracts. Specifically, without limitation, the owners of the Existing Contracts shall be permitted to transfer or reallocate investments under the Contracts, redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the existing Contracts during such time period.

      Section 10. Notices

            Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

            If to GCAF, the Fund or GFI:

            Mr. Bruce N. Alpert
            Gabelli Funds, Inc.
            One Corporate Center
            Rye, New York 10580

            If to GIAC or GISC:

            Mr. John M. Smith
            The Guardian Insurance
              & Annuity Company, Inc.
            201 Park Avenue South
            New York, New York 10003

      Section 11. Miscellaneous

      11(a). Subject to law and regulatory authority, each party hereto shall treat as confidential all information reasonably identified as such in writing by any other party hereto (including without limitation the names and addresses of the Contractowners) and, except as contemplated by this Agreement, shall not disclose, disseminate or utilize such confidential information until such time as it may come into the public domain without the express prior written consent of the affected party.

      11(b). The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

      11(c). This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

      11(d). If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

      11(e). This Agreement shall not be assigned by any party hereto without the prior written consent of all the parties.

      11(f). Schedule A attached hereto, as modified from time to time, is incorporated herein by reference and is part of this Agreement.

      11(g). Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

      11(h). The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

      11(i). Each party represents that the execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action, as applicable, by such party and when so executed and delivered this Agreement will be the valid and binding obligation of such party enforceable in accordance with its terms.

            IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and behalf by its duly authorized representative as of the date specified above.


                                       THE GUARDIAN INSURANCE & ANNUITY
                                                 COMPANY, INC.

                                       By:    /s/ John M. Smith
                                              ---------------------------------

                                       Name:  John M. Smith
                                              ---------------------------------

                                       Title: Executive Vice President
                                              ---------------------------------


                                       GUARDIAN INVESTOR SERVICES
                                               CORPORATION

                                       By:    /s/ John M. Smith
                                              ---------------------------------

                                       Name:  John M. Smith
                                              ---------------------------------

                                       Title: President
                                              ---------------------------------


                                       GABELLI & COMPANY, INC.

                                       By:    /s/ Stephen G. Bondi
                                              ---------------------------------

                                       Name:  Stephen G. Bondi
                                              ---------------------------------

                                       Title: Vice President
                                              ---------------------------------


                                       GABELLI FUNDS, INC.

                                       By:    /s/ J. Hamilton Crawford
                                              ---------------------------------

                                       Name:  J. Hamilton Crawford
                                              ---------------------------------

                                       Title: Senior Vice President and
                                              General Counsel
                                              ---------------------------------


                                       GABELLI CAPITAL SERIES FUNDS, INC.
                                       for itself and on behalf of
                                       GABELLI CAPITAL ASSET FUND


                                       By:    /s/ Bruce N. Alpert
                                              ---------------------------------

                                       Name:  Bruce N. Alpert
                                              ---------------------------------

                                       Title: Vice President & Treasurer
                                              ---------------------------------

                                   Schedule A

                         The Guardian Separate Account A

                         The Guardian Separate Account D

                         The Guardian Separate Account H

                       ADDENDUM TO PARTICIPATION AGREEMENT

Addendum effective December 28, 2001, to the Participation Agreement among The Guardian Insurance & Annuity Company Inc. ("GIAC"), for itself and on behalf of certain of its Separate Accounts, Guardian Investor Services LLC ("GIS") (successor to Guardian Investor Services Corporation), Gabelli Capital Series Funds, Inc. ("GCSF"), for itself and on behalf of its series fund, Gabelli Capital Asset Fund (the "Fund"), Gabelli Funds, Inc. ("GFI") and Gabelli & Company, Inc. (G&C") dated May 1, 1995 (the "Participation Agreement").

In consideration of the mutual benefits that the parties anticipate, they hereby agree to amend the Participation Agreement as follows:

Whereas the Fund is currently available to the public only through the purchase of certain variable annuity and variable life insurance contracts issued through Separate Accounts of GIAC; and

Whereas the parties desire to make the Fund available to owners of certain other variable annuity contracts;

Now, therefore, the parties hereto agree that the Participation Agreement is deemed amended to permit the purchase of Fund shares by the Fulcrum Variable Annuity (SEC Registration No. 333-11377) issued by Allmerica Financial Life Insurance and Annuity Company and First Allmerica Financial Life Insurance Company, provided that this amendment shall apply only to those Fulcrum Variable Annuity contractowners who were contractowners as of the effective date hereof.

Further, Schedule A is hereby amended as anticipated by the Participation Agreement to include additional Separate Accounts all as set forth on the Amended Schedule A attached hereto.

All other terms of the Participation Agreement remain unchanged.

      IN WITNESS WHEREOF, each of the parties hereto has caused This Addendum to be executed in its name and behalf by its duly authorized representative as of the date specified above.


                                        THE GUARDIAN INSURANCE & ANNUITY
                                                  COMPANY, INC.

                                        By:    /s/ Bruce C. Long
                                               ---------------------------------

                                        Name:  Bruce C. Long
                                               ---------------------------------

                                        Title: Executive Vice President &
                                                 Equity Products
                                               ---------------------------------


                                        GUARDIAN INVESTOR SERVICES LLC

                                        By:    /s/ Bruce C. Long
                                               ---------------------------------

                                        Name:  Bruce C. Long
                                               ---------------------------------

                                        Title: President
                                               ---------------------------------


                                        GABELLI & COMPANY, INC.


                                        By:    /s/ Bruce N. Alpert
                                               ---------------------------------

                                        Name:  Bruce N. Alpert
                                               ---------------------------------

                                        Title: Vice President
                                               ---------------------------------


                                        GABELLI FUNDS, INC.


                                        By:    /s/ Bruce N. Alpert
                                               ---------------------------------

                                        Name:  Bruce N. Alpert
                                               ---------------------------------

                                        Title: Executive Vice President
                                               ---------------------------------

                                       GABELLI CAPITAL SERIES FUNDS, INC.
                                       for itself and on behalf of
                                       GABELLI CAPITAL ASSET FUND


                                       By:    /s/ Bruce N. Alpert
                                              ---------------------------------

                                       Name:  Bruce N. Alpert
                                              ---------------------------------

                                       Title: Vice President & Treasurer
                                              ---------------------------------

                                   Schedule A

                         The Guardian Separate Account A

                         The Guardian Separate Account D

                         The Guardian Separate Account H

                         The Guardian Separate Account K

                         The Guardian Separate Account M

                         The Guardian Separate Account N